Exhibit 10.4

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

This AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT, dated as of November 4, 2020 (this “Amendment”), is entered into by and among the Persons listed on Schedule 1 hereto, each in its individual capacity as a provider of a portion of the portion of the First Amendment Incremental Term Loan (as defined below) set forth opposite such Lender’s name on Schedule 1 hereto (each, a “First Amendment Incremental Lender”), each of the other Lenders (as defined in the Credit Agreement referred to below) signatory hereto (constituting Required Lenders (as defined in the Credit Agreement referred to below), Gerson Lehrman Group, Inc., a Delaware corporation, as the Borrower (as defined in the Credit Agreement referred to below), the other Loan Parties (as defined in the Credit Agreement referred to below), and Owl Rock Capital Corporation, as Administrative Agent (as defined in the Credit Agreement referred to below).

RECITALS:

WHEREAS, reference is made to that certain Credit Agreement dated as of December 5, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Amendment but not otherwise defined herein have the meanings given to such terms in the Credit Agreement) among the Borrower, the other Loan Parties party thereto, Administrative Agent and the Lenders party thereto;

WHEREAS, pursuant to Section 2.8 of the Credit Agreement, the Borrower has requested an Incremental Term Loan Facility in an aggregate principal amount of $100,000,000 (the “First Amendment Incremental Term Loan Commitment” and the term loan made thereunder, the “First Amendment Incremental Term Loan”);

WHEREAS, the First Amendment Incremental Lenders have agreed to fund the First Amendment Incremental Term Loan on the date hereof in accordance with their First Amendment Incremental Term Loan Commitments on Schedule 1 attached hereto; and

WHEREAS, the Loan Parties have requested that the First Amendment Incremental Lenders amend certain provisions of the Credit Agreement, and, subject to the occurrence of the First Incremental Closing Date (as defined below), the First Amendment Incremental Lenders are willing to do so, on the terms set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

Section 1. First Amendment Incremental Term Loan. Pursuant to Section 2.8 of the Credit Agreement and subject to the terms and conditions and relying upon the representations and warranties set forth herein and in the Credit Agreement, each First Amendment Incremental Lender, severally and not jointly, agrees, upon the occurrence of the First Incremental Closing Date, to make the portion of the First Amendment Incremental Term Loan set forth opposite its name on Schedule 1 attached hereto to the Borrower. The First Amendment Incremental Term Loan shall constitute an Incremental Term Loan and the terms and provisions applicable thereto shall, except as set forth herein and except with respect to upfront fees or original issue discount associated therewith, be identical to those of the Term Loans made to the Borrower on the Closing Date (the “Closing Date Term Loans”), and in connection therewith shall be subject to all of the terms and provisions of the Credit Agreement and the other Loan Documents pertaining thereto, as modified by this Amendment. For the avoidance of doubt, any optional prepayment of the Term Loans pursuant to Section 2.11 of the Credit Agreement and any mandatory prepayment of the Term Loans pursuant to Section 2.12 of the Credit Agreement shall be applied to the outstanding principal balance of the Closing Date Term Loan and the First Amendment Incremental Term Loan on a pro rata basis based on the outstanding principal balance of the Closing Date Term Loan and the First Amendment Incremental Term Loan. The First Amendment Incremental Term Loan shall be deemed to constitute a part of the outstanding Secured Obligations (as a portion of the outstanding Term Loan and Secured Obligations under the Term Loan) and shall have all of the rights, remedies, protections and collateral security afforded to the Secured Obligations under the Credit Agreement and the other Loan Documents, as modified by this Amendment. Each Lender from time to time holding all or any portion of the First Amendment Incremental Term Loan shall be deemed to constitute a Lender under the Term Loan in respect thereof for all purposes of the Credit Agreement and the other Loan Documents. The First Amendment Incremental Term Loan shall be funded in accordance with the terms of this Amendment on the First Incremental Closing Date.

Section 2. Amendments to Credit Agreement and Terms of the First Amendment Incremental Term Loan.

In furtherance of the terms of Section 1 hereof:

(a) The following definitions are hereby added in their entirety to Section 1.1 of the Credit Agreement in the proper alphabetical order:

““First Amendment Incremental Term Loan”: shall have the meaning assigned to it in that certain Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of November 4, 2020, by and among the Lenders party thereto, the Borrower, the other Loan Parties party thereto and the Administrative Agent.”

““First Amendment Special Distribution”: a one-time distribution from the Loan Parties, directly or indirectly, to the holders of Capital Stock, employees and option holders of the Borrower, on the First Incremental Closing Date in an aggregate amount not to exceed $170,000,000; provided, that no less than $70,000,000 shall be funded with cash on the balance sheet of the Loan Parties and not through any proceeds of Indebtedness.”

““First Incremental Closing Date”: shall mean November 4, 2020.”

(b) The definition of “Applicable Margin” set forth in Section 1.1 is hereby amended by (a) inserting the following proviso directly after “below”:

“; provided, that from the First Incremental Closing Date until June 1, 2022 the Applicable Margin shall be set at pricing level 1:”

and (b) deleting the table currently included in the definition and replacing it with the following:

TERM LOANS

Pricing Level	Consolidated Net Leverage Ratio	Eurodollar Loans	ABR Loans
1	>3.50:1.00	4.75%	3.75%
2	≤3.50:1.00	4.50%	3.50%

REVOLVING LOANS

Pricing Level	Consolidated Net Leverage Ratio	Eurodollar Loans	ABR Loans
1	>3.50:1.00	4.75%	3.75%
2	≤3.50:1.00	4.50%	3.50%

(c) The definition of “Consolidated EBITDA” set forth in Section 1.1 is hereby amended by amending and restating clause (f) thereto as follows:

“(f) other than payments made in connection with the Specified Distribution and the First Amendment Special Distribution, (A) the amount of payments made to option holders of the Borrower or its direct parent company in connection with, or as a result of, any distribution being made to shareholders of such Person or its direct parent company, which payments are being made to compensate such option holders as though they were shareholders at the time of, and entitled to share in, such distribution, in each case to the extent permitted by this Agreement; provided, that the aggregate amount permitted to be added to Consolidated EBITDA under the foregoing clause (A) shall not exceed the amount of payments to option holders expressly permitted to be made under Section 7.6; and (B) the amount of any payments consisting of indemnities and related expenses paid to the board of directors (or similar governing body) of the Borrower (or any direct parent company thereof), which are paid in the ordinary course of business, in each case to the extent permitted by this Agreement; provided, that the aggregate amount permitted to be added to Consolidated EBITDA under the foregoing clause (B) shall not exceed the greater of (x) $750,000 and (y) 0.6% of Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for the most recently ended Reference Period during any Fiscal Year;”

(d) The definition of “Consolidated EBITDA” set forth in Section 1.1 is hereby amended by amending and restating clause (m) thereto as follows:

“(m) Investments made to support specified growth initiatives as set forth in the Addbacks—Investment and Cost Savings slide deck delivered by the Borrower to the Administrative Agent on October 7, 2020, in an amount up to (i) $20,000,000 for each of the fiscal years ending 2019, 2020 and 2021 and (ii) $15,000,000 for the fiscal year ending 2022;”

(e) The definition of “Consolidated EBITDA” set forth in Section 1.1 is hereby amended by adding a new clause (n) thereto as follows:

“(n) any amounts expensed in respect of the First Amendment Special Distribution. For the avoidance of doubt, no amounts that were not expensed shall be added back,”

(f) The definition of “Consolidated Working Capital” set forth in Section 1.1 is hereby amended by amending and restating clause (IV) at the end thereof as follows:

“(IV) any changes arising from the Specified Distribution or the First Amendment Special Distribution.”

(g) Section 2.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 2.3 Repayment of Term Loans.

(a)

Beginning on March 31, 2019, the Term Loans shall be repaid in consecutive quarterly installments on the last Business Day of each fiscal quarter, each of which installments shall be in an amount equal to such 0.25% of the aggregate principal amount of the Term Loans funded on the Closing Date. To the extent not previously paid, all then outstanding Term Loans shall be due and payable on the Term Loan Maturity Date, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment. In the event any Additional Term Loans or Extended Term Loans are made, such Additional Term Loans or Extended Term Loans, as applicable, shall be repaid by the Borrower in the amounts and on the dates set forth in the definitive documentation with respect thereto and on the applicable maturity date thereof.

(b)

Beginning on December 31, 2020, the First Amendment Incremental Term Loans shall be repaid in consecutive quarterly installments on the last Business Day of each fiscal quarter, each of which installments shall be in an amount equal to such 0.25% of the aggregate principal amount of the First Amendment Incremental Term Loans funded on the First Incremental Closing Date. To the extent not previously paid, all then outstanding First Amendment Term Loans shall be due and payable on the Term Loan Maturity Date, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.”

(h) Section 2.8(a) is hereby amended by replacing each reference of “Consolidated Total Secured Net Leverage Ratio” with “Consolidated Secured Net Leverage Ratio”.

(i) Section 2.8(a) is hereby amended by replacing each reference of “Consolidated Total Net Leverage Ratio” with “Consolidated Net Leverage Ratio”.

(j) Section 2.11(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“In the event that the Borrower (x) makes any prepayment or repayment of Term Loans in connection with any Repricing Transaction, Change of Control or Public Offering (whether as a voluntary prepayment, mandatory prepayment or following an Event of Default or acceleration) or (y) effects any amendment of this

Agreement resulting in a Repricing Transaction with respect to Term Loans, in each case (a) prior to the one (1) year anniversary of the Incremental Closing Date, the Borrower shall pay a premium in an amount equal to 1.00% (one percent) of (A) in the case of clause (x), the amount of the Term Loan being prepaid or (B) in the case of clause (y), the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment, in each case to the Administrative Agent, for the ratable account of each of the Term Lenders and (b) on and after the one (1) year anniversary of the Incremental Closing Date but prior to the two (2) year anniversary of the Incremental Closing Date, the Borrower shall pay a premium in an amount equal to 0.50% (one half of one percent) of (A) in the case of clause (x), the amount of the Term Loan being prepaid or (B) in the case of clause (y), the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment, in each case to the Administrative Agent, for the ratable account of each of the Term Lenders; provided, that in connection with a Public Offering, Borrower may make a voluntary prepayment using the Net Cash Proceeds derived from such Public Offering and such voluntary prepayment amount in an amount up to $250,000,000 shall not be subject to payment hereunder.”

(k) Section 2.12(d) of the Credit Agreement is hereby amended by deleting the reference to “December 31, 2020” in the first sentence and replace it with “December 31, 2021”.

(l) Section 4.16 of the Credit Agreement is hereby amended by adding the following sentence at the end thereto:

“The proceeds of the First Amendment Incremental Term Loans shall be used to consummate the First Amendment Special Distribution and to pay related fees, costs and expenses in connection with the First Amendment, the First Amendment Special Distribution and the incurrence of the First Amendment Incremental Term Loans.”

(m) Section 7.1 of the Credit Agreement is hereby amended by deleting the table in clause (i) and replacing it with the following:

“Periods Ending	Consolidated Net Leverage Ratio
December 31, 2018 through September 30, 2019	6.50:100
December 31, 2019 through September 30, 2020	6.25:1.00
December 31, 2020 through September 30, 2021	6.25:1.00
December 31, 2021 through September 30, 2022	6.00:1.00
December 31, 2022 through September 30, 2023	5.75:1.00
December 31, 2023 and thereafter	5.50:1.00”

(n) Section 7.6 of the Credit Agreement is hereby amended by (i) deleting the period at the end of clause (m) thereto and inserting “; and” in its place and (ii) adding a new clause (n) as follows:

“(n) the Borrower may pay the First Amendment Special Distribution within twenty (20) Business Days of the First Incremental Closing Date.”

(o) Exhibit B to the Credit Agreement (Form of Compliance Certificate) is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

Section 3. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction or waiver of the following conditions, in each case, in form and substance reasonably satisfactory to the First Amendment Incremental Lenders (the date upon which this Amendment becomes effective, the “First Incremental Closing Date”):

(a) the execution and delivery of this Amendment by the Borrower, and the other Loan Parties party hereto, Administrative Agent and the First Amendment Incremental Lenders;

(b) at least three (3) Business Days prior to the First Incremental Closing Date, the Administrative Agent and the Lenders shall have received all documentation (including a W-9 or any other applicable tax forms) and other information required by Governmental Authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act, as shall have been requested in writing at least five (5) Business Days prior to the First Incremental Closing Date by the Administrative Agent or any Lender;

(c) the Administrative Agent shall have received a certificate of each Loan Party, dated the First Incremental Closing Date and executed by the Secretary, Managing Member or equivalent officer of such Loan Party, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments, including (i) the Operating Documents of such Loan Party, (ii) the relevant board resolutions or written consents of such Loan Party adopted by such Loan Party for the purposes of authorizing such Loan Party to enter into and perform this Amendment and the other Loan Documents to which it is a party, (iii) the names, titles, incumbency and signature specimens of those representatives of such Loan Party who have been authorized by such resolutions and/or written consents to execute Loan Documents on behalf of such Loan Party, and (iv) a long form good standing certificate for each Loan Party certified as of a recent date by the appropriate Governmental Authority of its respective jurisdiction of organization;

(d) the Administrative Agent shall have received a Solvency Certificate, dated the First Incremental Closing Date from the chief financial officer or treasurer of the Borrower;

(e) the Administrative Agent shall have received the executed legal opinion of Kirkland & Ellis LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

(f) the Borrower shall have paid to the Administrative Agent, for the account of the Lenders as of the First Incremental Closing Date immediately prior to the effectiveness of this Amendment, an amendment fee in an amount equal to $500,000, for pro rata application to such Lenders according to their respective Aggregate Exposure Percentages (the “First Amendment Fee”). The First Amendment Fee shall be fully earned upon becoming due and payable in accordance with the terms hereof (subject to the occurrence of the First Incremental Closing Date), shall be payable in United States dollars in immediately available funds, shall be in addition to, but not in duplication of, any other fees, costs and expenses payable pursuant to the Loan Documents, shall not be subject to reduction for withholding, set-off or counterclaim, and once paid shall be nonrefundable for any reason whatsoever; and

(g) Each of the representations and warranties set forth in Section 5 below shall be true and correct in all material respects.

Section 4. Conditions to Extension of Credit. The obligation of the First Amendment Incremental Lenders to make their First Amendment Incremental Term Loan hereunder shall be subject to the satisfaction or waiver of the following conditions, in each case, in form and substance reasonably satisfactory to the First Amendment Incremental Lender (the “First Incremental Funding Date”):

(a) Administrative Agent shall have received a notice of borrowing (substantially in the form of Exhibit J to the Credit Agreement) prior to 2:00 p.m. Eastern time not less than one (1) Business Day prior to the date on which the Borrower requests the First Amendment Incremental Term Loan to be funded;

(b) the Borrower shall have paid all fees due and payable on or prior to the First Incremental Funding Date, including any fees due under the fee letter dated on or about the date hereof with respect to the First Amendment Incremental Term Loans (the “First Amendment Fee Letter”) and reimbursement or payment of all reasonable and documented out-of-pocket accrued fees and expenses incurred by the Lenders (including the First Amendment Incremental Lenders) and the Administrative Agent on or before the First Incremental Funding Date. All such amounts will be paid with proceeds of the First Amendment Incremental Term Loans made on the First Incremental Funding Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the First Incremental Funding Date. The First Amendment Fee Letter will constitute a Loan Document;

(c) as of the First Incremental Funding Date and after giving effect to the First Amendment Incremental Term Loans, no Default or Event of Default has occurred and is continuing;

(d) on and as of the First Incremental Funding Date, after giving Pro Forma Effect to the funding of the First Amendment Incremental Term Loans (but excluding the cash proceeds thereof for the purpose of “netting”), the making of the First Amendment Date Special Distribution (including the use of the Loan Parties’ balance sheet cash to fund a portion of the First Amendment Date Special Distribution), the Consolidated Secured Net Leverage Ratio does not exceed 4.25:1.00; and

(e) each of the representations and warranties set forth in Section 5 below shall be true and correct in all material respects.

Section 5. Representations and Warranties. Each Loan Party party hereto hereby represents and warrants to Administrative Agent and each First Amendment Incremental Lender as follows:

(a) On the date hereof, each Loan Party (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect, and (iv) is in compliance with all Requirements of Law, except as could not reasonably be expected to have a Material Adverse Effect.

(b) Each Loan Party has the power and authority, and the legal right, to make, deliver and perform this Amendment and the Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and all other Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Amendment. No Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Amendment, the Credit Agreement or any of the Loan Documents, except (i) Governmental Approvals, consents, authorizations, filings and notices described in Schedule 4.4 of the Credit Agreement, which Governmental Approvals, consents, authorizations, filings and notices have been obtained or made and are in full force and effect, except as could not reasonably be expected to have a Material Adverse Effect, (ii) the filings referred to in Section 4.19 of the Credit Agreement and (iii) Governmental Approvals described in Schedule 4.4 of the Credit Agreement. This Amendment and each other Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Amendment constitutes, and each other Loan Document constitutes, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c) The execution, delivery and performance of this Amendment and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate (a) the Operating Documents of the Borrower or any other Loan Party, (b) any Requirement of Law or (c) any Contractual Obligation of any Loan Party or Restricted Subsidiary, unless, in each case, such violation could not reasonably be expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). The absence of obtaining the Governmental Approvals described in Schedule 4.4 of the Credit Agreement and the violations of Requirements of Law referenced in Schedule 4.5 of the Credit Agreement could not reasonably be expected to have a Material Adverse Effect.

(d) Each of the representations and warranties made by each Loan Party in or pursuant to any Loan Document (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of such date as if made on and as of such date, except to the extent a representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all respects (or in all material respects, as applicable) as of such earlier date.

Section 6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

Section 7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

Section 8. Further Assurance. The Borrower and each First Amendment Incremental Lender hereby agrees from time to time, as and when requested by Administrative Agent, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as Administrative Agent may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.

Section 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 10. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10, if and to the extent that the enforceability of any provisions in this Amendment relating to Defaulting Lenders shall be limited under or in connection with any Insolvency Proceeding, as determined in good faith by the Administrative Agent or the Issuing Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

Section 11. Status as a Loan Document. This Amendment constitutes a Loan Document.

Section 12. Proxy and Attorney-In-Fact. The validity and enforceability of any appointment of Administrative Agent as proxy or attorney-in-fact under any Loan Document is ratified and reaffirmed as of the date hereof, and each Loan Party hereby reappoints Administrative Agent as its proxy and attorney-in-fact in accordance with the terms and conditions of the Loan Documents, as applicable, which appointment is IRREVOCABLE and coupled with an interest so long as any Lender has a Commitment under the Credit Agreement or the principal or interest on any Loan remains unpaid or any other Obligation is outstanding, for the purpose of carrying out the provisions of the Loan Documents, as applicable, in accordance with the terms and conditions of such Loan Documents.

Section 13. Reaffirmation. Each Loan Party signatory hereto, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect to this Amendment and the increase to the Secured Obligations effected hereby) and (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed all or any portion of the Secured Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens (in each case after giving effect to the increase to the Secured Obligations effected hereby) and confirms and agrees that such security interests and liens hereafter secure all of the Secured Obligations purported to be secured by such Loan Documents (and after giving effect to the increase to the Secured Obligations effected hereby), as amended hereby. This Amendment shall not constitute a novation or satisfaction and accord of the Credit Agreement and the other Loan Documents. Each Loan Party hereby consents to this Amendment and acknowledges that each of the Loan Documents, as amended hereby, remains in full force and effect and is hereby ratified and reaffirmed.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

FIRST AMENDMENT INCREMENTAL LENDERS:

[***],
as a First Amendment Incremental Lender

By:	[***]

Name:	[***]

Title:	[***]

[***],
as a First Amendment Incremental Lender

By:	[***]

Name:	[***]

Title:	[***]

[***],
as a First Amendment Incremental Lender

By:	[***]

Name:	[***]

Title:	[***]

Amendment No. 1 and Incremental Term Loan Assumption Agreement

[***],
as a First Amendment Incremental Lender

By:	[***]

[***]

By:	[***]

[***]

By:	[***]

Name:	[***]

Title:	[***]

[***],
as a First Amendment Incremental Lender

By:	[***]

Name:	[***]

Title:	[***]

[***],
as a First Amendment Incremental Lender

By:	[***]

[***]

By:	[***]

[***]

By:	[***]

Name:	[***]

Title:	[***]

Amendment No. 1 and Incremental Term Loan Assumption Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

GERSON LEHRMAN GROUP, INC., as the Borrower
By:	/s/ Martijn Tel
Name:	Martijn Tel
Title:	Chief Financial Officer and Treasurer

Amendment No. 1 and Incremental Term Loan Assumption Agreement

CONSENTED TO BY:

OWL ROCK CAPITAL CORPORATION, as the Administrative Agent

By:	/s/ Alexis Maged

Name:	Alexis Maged
Title:	Authorized Signatory

Amendment No. 1 and Incremental Term Loan Assumption Agreement